                                                                    EXHIBIT 99.2




                      TOTAL BANK TECHNOLOGY SOLUTIONS, INC.


                              FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                       AND

                          INDEPENDENT AUDITORS' REPORT

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

INDEPENDENT AUDITORS' REPORT                                                 1

FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2003
Balance Sheet                                                                2
Statement of Operations                                                      3
Statement of Stockholders' Equity                                            4
Statement of Cash Flows                                                      5
Notes to Financial Statements                                              6 - 9

INDEPENDENT AUDITORS' REPORT


Board of Directors
Total Bank Technology Solutions, Inc.
Denver, Colorado


We have audited the accompanying balance sheet of Total Bank Technology Solutions, Inc. as of December 31, 2003, and the related statements of operations, stockholders' equity and cash flows the year then ended. These financial statements are the responsibility of Total Bank Technology Solutions, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our report dated January 29, 2004, our opinion on the 2003 financial statements was qualified because of the effects of the Company amortizing its goodwill rather than evaluating goodwill for impairment annually and recognizing impairment in the period it occurs. As explained in Note 11, the Company has restated its 2003 financial statements to reflect goodwill at its unamortized balance and has tested such goodwill for impairment as required by U.S. generally accepted accounting principles. Accordingly, our present opinion on the 2003 financial statements, as presented herein, differs from that previously expressed.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Bank Technology Solutions, Inc. as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.




STOCKMAN KAST RYAN & CO., LLP

January 29, 2004, except as to the 3rd paragraph above and Notes 11 and 12, which are as of April 14, 2006
Colorado Springs, Colorado

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.

BALANCE SHEET
DECEMBER 31, 2003
--------------------------------------------------------------------------------


ASSETS
CURRENT ASSETS
Cash                                                                $       10,303
Accounts receivable                                                        169,540
Prepaid expenses and other receivables                                      82,376
                                                                    --------------
Total current assets                                                       262,219
                                                                    --------------
EQUIPMENT, SOFTWARE AND LEASEHOLD IMPROVEMENTS
Equipment and software                                                   2,206,218
Leasehold improvements                                                      31,361
                                                                    --------------
Total                                                                    2,237,579
Accumulated depreciation and amortization                               (1,461,716)
                                                                    --------------
Net equipment, software and leasehold improvements                         775,863
                                                                    --------------

OTHER ASSETS
Goodwill                                                                 1,084,093
Deferred income taxes                                                      103,100
Deposits                                                                     5,100
                                                                    --------------
Total other assets                                                       1,192,293
                                                                    --------------

TOTAL ASSETS                                                        $    2,230,375
                                                                    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of notes payable                                    $      239,949
Accounts payable                                                            22,040
Accrued expenses                                                            29,775
Deferred revenue                                                            63,539
Customer postage deposits                                                   27,450
                                                                    --------------
Total current liabilities                                                  382,753

LONG-TERM LIABILITIES
Notes payable                                                            1,280,874
Customer service deposits                                                   78,564
                                                                    --------------
Total liabilities                                                        1,742,191
                                                                    --------------

STOCKHOLDERS' EQUITY
Common stock, no par value, 500,000 shares authorized;
    143,315 shares issued and outstanding                                  502,232
Accumulated deficit                                                        (14,048)
                                                                    --------------
Total stockholders' equity                                                 488,184
                                                                    --------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $    2,230,375
                                                                    ==============


See notes to financial statements.
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


TOTAL BANK TECHNOLOGY SOLUTIONS, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

SALES
Imaging                                                     $     1,054,537
Data processing                                                     751,158
                                                            ---------------

Total                                                             1,805,695
                                                            ---------------

OPERATING EXPENSES
Imaging                                                             210,242
Data processing                                                     333,309
Salaries and benefits                                               688,694
General and administrative                                          505,309
                                                            ---------------

Total operating expenses                                          1,737,554
                                                            ---------------

INCOME FROM OPERATIONS                                               68,141
                                                            ---------------

OTHER INCOME (EXPENSE)
Interest expense                                                   (142,049)
Other income                                                         13,642
                                                            ---------------

Other expense -- net                                               (128,407)
                                                            ---------------

LOSS BEFORE INCOME TAXES                                            (60,266)

DEFERRED INCOME TAX BENEFIT                                          30,000
                                                            ---------------

NET LOSS                                                    $       (30,266)
                                                            ===============



See notes to financial statements.
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


TOTAL BANK TECHNOLOGY SOLUTIONS, INC.

STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------


                                                                     RETAINED
                                            COMMON STOCK             EARNINGS
                                      ------------------------    (ACCUMULATED
                                       SHARES         AMOUNT         DEFICIT)        TOTAL
                                      --------       ---------       --------       --------
BALANCES, DECEMBER 31, 2002,
    as restated                        140,914       $ 542,102       $ 16,218       $558,320

Net loss                                                              (30,266)       (30,266)

Sales of common stock                    2,401          10,130                        10,130

Initial liquidation distribution                       (50,000)                      (50,000)
                                      --------       ---------       --------       --------

BALANCES, DECEMBER 31, 2003            143,315       $ 502,232       $(14,048)      $488,184
                                      ========       =========       ========       ========
















See notes to financial statements.
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


TOTAL BANK TECHNOLOGY SOLUTIONS, INC.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net loss                                                             $       (30,266)
Adjustments to reconcile net loss to net cash provided by
   operating activities:
   Depreciation and amortization                                             376,335
   Deferred income tax benefit                                               (30,000)
   Loss on disposal of property and equipment                                 12,064
   Changes in operating assets and liabilities:
      Accounts receivable                                                    (10,390)
      Other current assets                                                   (34,131)
      Accounts payable and accrued expenses                                  (18,768)
      Deferred revenue and customer deposits                                  11,234
                                                                     ---------------

Net cash provided by operating activities                                    276,078
                                                                     ---------------

INVESTING ACTIVITIES -- Net cash used in investing
   activities, purchases of property and equipment                          (178,918)
                                                                     ---------------

FINANCING ACTIVITIES
Advances on line of credit                                                    18,144
Payments on line of credit                                                   (18,144)
Proceeds from sales of common stock                                           10,130
Initial liquidation distribution                                             (50,000)
Proceeds from issuance of notes payable                                    2,369,000
Principal payments on notes payable                                       (2,462,412)
                                                                     ---------------

Net cash used in financing activities                                       (133,282)
                                                                     ---------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                    (36,122)

CASH AND CASH EQUIVALENTS, Beginning of year                                  46,425
                                                                     ---------------

CASH AND CASH EQUIVALENTS, End of year                               $        10,303
                                                                     ===============

SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                                        $       144,339
                                                                     ===============

Income tax refund received                                           $         8,892
                                                                     ===============

See notes to financial statements.
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                                      - 5 -

TOTAL BANK TECHNOLOGY SOLUTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         GENERAL -- Total Bank Technology Solutions, Inc. (the Company) provides data processing, data-capture, item handling services and state of the art imaging services to financial institution clients, including stockholders of the Company, located in Colorado.

         REVENUE RECOGNITION -- Service revenue associated with long-term agreements is recognized on a straight-line basis over the contractual term of the agreement. Deferred revenue represents accounts billed in advance. Revenue from equipment sales is recorded upon shipment.

         COMPUTER SOFTWARE COSTS -- Software reflects the capitalized cost of developing programs for the banking system. The Company capitalizes internal software costs upon the establishment of technological feasibility for the product. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs requires considerable judgment by management with respect to certain external factors including, but not limited to, anticipated future gross product revenue, estimated economic life and changes in software and hardware technology. Software costs, both purchased and internally developed, are amortized over three to five years. The unamortized balance as of December 31, 2003 is $399,700 and amortization recognized during 2003 was $200,225.

         CASH AND CASH EQUIVALENTS -- Cash and cash equivalents include checking accounts, money market accounts and highly liquid investments maturing within three months of acquisition.

         ACCOUNTS RECEIVABLE -- Accounts receivable are considered by management to be fully collectible and, accordingly, no allowance for doubtful accounts is considered necessary.

         PROPERTY AND EQUIPMENT -- Property and equipment is recorded at cost. Maintenance, repairs and minor renewals are expensed as incurred. Depreciation is computed using the straight-line method based on estimated useful lives of 5 to 7 years for equipment. Leasehold improvements are amortized over the life of the lease. Depreciation and amortization expense for the year ended December 31, 2003 was $176,110.

         GOODWILL -- As discussed in Note 11, the Company previously amortized goodwill resulting from the acquisition of FTS 2000, Inc. over fifteen years. The Company has restated its 2003 financial statements to reflect the original amount of goodwill recorded upon the acquisition of FTS 2000, Inc. and has tested such goodwill for impairment as of December 31, 2003.

         INCOME TAXES -- The Company accounts for income taxes using the assets and liability method and recognizes the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between financial statement carrying amounts and the tax bases of existing assets and liabilities.

         USE OF ESTIMATES -- Preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2.       NOTES PAYABLE

         Notes payable consist of the following:

         Note payable to individual bearing interest at 5.97%, due in monthly installments of principal and interest of $23,880 through
             October 2008, secured by all assets of the Company.                   $  1,411,367

         Note payable to individual bearing interest at 7%, due in monthly installments of principal and interest of $3,146 through March
             2007, secured by all assets of the Company.                                109,456
                                                                                   ------------
                                                                                      1,520,823
         Less current portion                                                           239,949
                                                                                   ------------

         Long-term portion                                                         $  1,280,874
                                                                                   ============

         The notes mature as follows:

         2004                                                                      $    239,949
         2005                                                                           254,858
         2006                                                                           270,696
         2007                                                                           258,539
         2008                                                                           264,318
         Thereafter                                                                     232,463
                                                                                   ------------

                                                                                   $  1,520,823


3.       LINES OF CREDIT

         The Company has a $40,000 line of credit agreement with a bank which is a stockholder of the Company. The line bears interest at the prime rate plus 1.5% and is unsecured. The agreement expires November 26, 2004 when all borrowings become due. The Company has no balance outstanding as of December 31, 2003.

         The Company has a $30,000 line of credit agreement with a bank which is a stockholder of the Company. The line bears interest at 11%, is renewable annually, and is unsecured. The Company has no balance outstanding as of December 31, 2003.


4.       INCOME TAXES

         As of December 31, 2003, deferred income taxes consist primarily of net operating loss carryforwards. Management has determined that a valuation allowance for the deferred tax asset is not required because it is more likely than not to be realized in connection with the change in the Company's form of organization. See Note 10.

5.       CUSTOMER DEPOSITS

         Customer deposits for postage and one month's services have been collected and reflected as liabilities. Postage charges are reflected as current liabilities and are offset monthly as the Company incurs charges for mailing statements. Customer service deposits represent the last month of service of a contract and are reflected as long-term liabilities as these contracts do not expire within one year.


6.       COMMITMENTS

         The Company has entered into licensing agreements and contracts to provide imaging and data processing services for periods ranging from one to five years at fixed prices as articulated in the agreements. Some of the agreements are with stockholder banks.

         The Company vice president has the option to purchase 23,765 shares of common stock at $5 per share or book value, whichever is greater, through December 31, 2005.


7.       EMPLOYEE BENEFIT PLAN

         The Company has a simple IRA plan for all employees who have received over $5,000 in compensation during any one preceding calendar year and are reasonably expected to receive at least $5,000 in compensation for the current calendar year. The Company contributes three percent of each eligible employee's compensation to the plan. All contributions to the plan are fully vested and nonrefundable. Contributions for the year amounted to $12,273.


8.       RELATED PARTY TRANSACTIONS

         The Company contracts with stockholder banks to provide imaging and data processing services, borrows funds and has checking accounts at certain of these banks. During the year ended December 31, 2003, the Company recorded $823,899 in revenue from these stockholder banks. As of December 31, 2003, the Company has $63,588 in accounts receivable from stockholder banks. Service deposits of $40,459 from stockholder banks are held at December 31, 2003.


9.       OPERATING LEASE

         The Company leases office space under an operating lease agreement that expires on July 31, 2007. Rent expense for the year was $60,000. The following are future minimum lease payments under the lease:

         2004                                                       $    42,500
         2005                                                            54,000
         2006                                                            54,000
         2007                                                            31,500
                                                                    -----------

         Total                                                      $   182,000
                                                                    ===========

10.      SUBSEQUENT EVENT

         On January 1, 2004, the Company changed its form of organization to a Limited Liability Company (LLC) from a Corporation. Assets and liabilities of the LLC are recorded at the book value of the assets and liabilities as they were held in the Corporation.


11.      GOODWILL

         The accompanying financial statements have been restated to reflect goodwill resulting from the January 1, 2001 acquisition of FTS 2000, Inc. at its original balance of $1,084,093. The Company has evaluated this balance for impairment as of December 31, 2003 based on the sale of assets discussed in Note 12. The Company had previously amortized its goodwill over a fifteen year period which was not in conformity with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

         The effect of this change was to decrease net loss for 2003 by $72,273, increase members' equity as of January 1, 2003 by $144,546 and increase members' equity as of December 31, 2003 by $216,819.


12.      SALE OF ASSETS

         On May 31, 2005 the Company sold all of its assets, including its customer agreements, software, fixed assets, interests in real estate and other leases, and net current assets to Integra Group, LLC (subsequently renamed Captiva Solutions, LLC), a Georgia limited liability company. The Company received cash consideration of $2,780,875, $150,000 of which was escrowed to not later than December 31, 2005 for settlement of any indemnification claims. No such claims were identified and the escrow amount was returned to the Company.







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